                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 17, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                               (Exact name of registrant as specified in its charter)

                      Delaware                                   1-9618                           36-3359573
     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                       60555
 (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 5.      OTHER EVENTS

Election of Additional Directors

On October 15, 2002, the Board of Directors of Navistar International Corporation appointed two new members to its
Board of Directors, increasing the total number of directors to fourteen.

Eugenio Clariond, 59, Chairman and Chief Executive Officer of Grupo IMSA, a producer of steel processed products, aluminum extrusion products and a wide range of automotive batteries, has been elected as a Class III director, effective December 9, 2002.  James H. Keyes, 62, chairman of Johnson Controls, Inc., a global market leader in automotive systems and facility management and controls, has been elected to as a Class II director, effective December
10, 2002.

                                                    Forward Looking Statements

Certain  statements  discussed in this Item that are not purely historical  constitute  "forward-looking  statements" under the Private
Securities  Litigation  Reform Act of 1995 and involve  risks and  uncertainties,  such as statements  involving  the likely  financial impact of this recall and the ability of the Company to recover recall costs from trade  suppliers.  These  forward-looking  statements are based on current  management  expectations  as of the date made.  The Company  assumes no obligation to update any  forward-looking statements.  It is important to note that actual  results and ultimate  corporate  actions could differ  materially  from those in such forward-looking  statements.  Factors that might cause such a difference  might  include,  but are not limited to, those  detailed from time to time in the Company's SEC reports, including report on Form 10-K for the year ended October 31, 2001.

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
                     Registrant

Date:    October 17, 2002                   /s/  Mark T. Schwetschenau
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)